SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 27, 2020 (March 23, 2020)

LINCOLNWAY ENERGY, LLC
(Exact Name of registrant as specified in its charter)

IOWA	000-51764	20-1118105
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

59511 W. Lincoln Highway, Nevada, Iowa	50201
(Address of Principal Executive Offices)	(Zip Code)

(515) 232-1010
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Lincolnway Energy, LLC (the “Company”) held a Special Membership Meeting on March 23, 2020 (the “2020 Special Meeting”), where the members voted on the following proposals which are further described in the Company’s 2020 Proxy Statement filed with the Securities and Exchange Commission on February 28, 2020 (the “2020 Proxy Statement”).

Proposal 1: The members voted on the proposal to amend Section 4.2 of the Company’s Operating Agreement to provide the directors flexibility on board seats.  The number of votes cast for, against and abstentions for the proposal are set forth below:

Votes For	Votes Against	Abstentions
19,316	1,506	296

Proposal 2: The members voted on the proposal to amend Section 4.16(d) of the Company’s Operating Agreement to provide the board with authority for board amendments to the Operating Agreement.  The number of votes cast for, against and abstentions for the proposal are set forth below:

Votes For	Votes Against	Abstentions
19,316	1,456	346

Proposal 3: The members voted on the proposal to amend Section 4.16(f) of the Company’s Operating Agreement to remove the limitation on the number of units which may be issued without member approval.  The number of votes cast for, against and abstentions for the proposal are set forth below:

Votes For	Votes Against	Abstentions
19,153	1,669	296

Proposal 4: The members voted on the proposal to amend Section 5.7 of the Company’s Operating Agreement to remove the limitation on any member holding more than 49% of the outstanding units.  The number of votes cast for, against and abstentions for the proposal are set forth below:

Votes For	Votes Against	Abstentions
18,969	1,853	296

Proposal 5: The members voted on the proposal to amend Sections 7.1 and 7.4 of the Company’s Operating Agreement to provide authority for the board to issue new series or classes of units.  The number of votes cast for, against and abstentions for the proposal are set forth below:

Votes For	Votes Against	Abstentions
19,343	1,479	296

Proposal 6: The members voted on the proposal to amend Section 8.7(b) of the Company’s Operating Agreement to provide authority for board to elect to have the Company taxed as a corporation.  The number of votes cast for, against and abstentions for the proposal are set forth below:

Votes For	Votes Against	Abstentions
19,760	1,050	308

Proposal 7: The members voted on the proposal to amend Section 8.8 of the Company’s Operating Agreement to change this section to conform to new IRS rules on Partnership Audits.  The number of votes cast for, against and abstentions for the proposal are set forth below:

Votes For	Votes Against	Abstentions
20,135	803	180

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLNWAY ENERGY, LLC

Date: March 26, 2020	By:	/s/ Jeff Kistner
Jeff Kistner
Interim Chief Financial Officer